U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OFHE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 26, 2004
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-16214                  14-0462060
(State or other jurisdiction          (Commission               (IRS employer
     of incorporation)                file number)           identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)

Item 12. Results of Operations and Financial Condition

On April 26, 2004, Albany International issued a news release announcing its financial results for the fiscal quarter ended March 31, 2004. A copy of the news release is furnished as Exhibit 99.1 to this report.

The information in this report shall not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALBANY INTERNATIONAL CORP.

                                             By: /s/ Michael C. Nahl
                                                 ----------------------------
                                             Name: Michael C. Nahl
                                             Title: Senior Vice President and
                                             Chief Financial Officer

Date:   April 26, 2004

                                Index to Exhibits

Exhibit Number    Description of Document
--------------    -----------------------

99.1              News release, dated April 26, 2004, issued by Albany
                  International Corp.